Exhibit 10.4

NOTICE OF TERMINATION OF LICENSE AGREEMENT
BY AND BETWEEN MONEYLINE SPORTS AND SWEEPIUM LTD

AND
ACKNOWLEDGEMENT OF RECEIPT

This notice of Termination of License Agreement and Acknowledgement of Receipt is made as of the 20th day of September 30, 2024 by Moneyline Sports Inc., a Nevada corporation, having its principal place of business at 66 Hudson Blvd East. 23rd Floor New York, New York (“Moneyline”) and The Sweepium, Inc., a Delaware corporation, having its principal place of business at 71-75 Shelton Street, Covent Garden, London, United Kingdom, WC2H 9JQ (“Sweepium”). Each of Moneyline Sports and Sweepium may be referred to as a Party, and collectively as the Parties.

WHEREAS the Parties entered into a License Agreement effective as of March 15, 2024, which has subsequently been amended (“License Agreement”); and

WHEREAS Moneyline Sports desires to give Notice of Termination of the License Agreement, effective as of September 30, 2024, and

WHEREAS Sweepium is prepared to provide an Acknowledgement of Receipt of Notice of Termination of License Agreement.

Therefore the Parties agree:

     1. Pursuant to Section 22.3 of the License Agreement, Moneyline gives Notice of Termination of the License Agreement as of September 30, 2024 (“the Termination Date”).

     2. Moneyline acknowledges that nothing herein shall be deemed to eliminate or reduce any payment obligation of Moneyline which is accrued or incurred pursuant to the License Agreement prior to the Termination Date.

     3. Sweepium and Moneyline acknowledge that the Notice delivery provisions of Section 20.1.4 of the License Agreement are deemed satisfied upon the signature of the Parties to this Notice of Termination of License Agreement and Acknowledgement of Receipt.

     4. This Notice of Termination of License Agreement and Acknowledgement of Receipt may be executed in counterparts and by facsimile and each such counterpart shall be deemed an original.

The parties have caused this Notice of Termination of License Agreement and Acknowledgement of Receipt to be executed by their duly authorized representatives below.

Moneyline Sports Inc.

/s/ B. Michael Friedman

President, Chief Executive Officer,

Sweepium LTD.
/s/ Stefano Fregoni

Chief Executive Officer